File Nos. 33-12381 & 811-5047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE FUND OF COLORADO
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax-Free Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on June 23, 2003


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      The Reserve
                           351 South Jackson Street
                           Denver, Colorado;

Time:             (b)      on Monday, June 23, 2003
                           at 10:00 a.m. local time;

Purposes:         (c)      for the following purposes:

   (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

   (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2003 (Proposal No. 2);


   (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on March 27, 2003 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





May 5, 2003

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Kirkpatrick Pettis Investment Management, Inc., 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about May 5, 2003.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


        (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

        (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.78; Class C Shares, $10.75; and Class Y Shares, $10.80. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 20,340,691; Class C Shares, 1,071,663; and Class Y Shares, 815,834.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


               Name and address             Number of shares   Percent of Class

Institutional 5% shareholders                Class C Shares

Merrill Lynch Pierce
 Fenner & Smith Inc.
FBO its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246                         193,125            18.02%


                                             Class Y Shares
Alpine Trust & Asset
Management
225 N. Fifth Street
Grand Junction, CO  81501                       319,455            39.16%

Merrill Lynch Pierce Fenner & Smith  for the
sole benefit of
its customers
Attention Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246                          304,230             37.29%


Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in May, 2002.

Trustees(1) and Officers


                                                                                        Other Directorships
                                                                                        Held by Trustee
                         Positions Held                                Number of        (The position held is a
                         with                                          Portfolios in    directorship
                         Fund              Principal Occupation(s)     Fund Complex     unless indicated
Name, Address(2) and     and Length of     During Past 5 Years         Overseen by      otherwise.)
Date of Birth            Service(3)                                    Trustee

Interested Trustees(4)


Lacy B. Herrmann          Chairman of      Founder and Chairman of the        12      Director or trustee, OCC Cash
New York, NY              the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)                Trustees since   Corporation, the sponsoring                Accumulation Trust,
                          1987             organization and Manager or                Oppenheimer Quest Value Funds
                                           Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                           Sub-Adviser to each fund of the            Value Fund, Oppenheimer
                                           Aquilasm Group of Funds (5) and            Midcap Fund, and Oppenheimer
                                           Founder, Chairman of the Board             Rochester Group of Funds.
                                           of Trustees and (currently or
                                           until 1998) President of each
                                           since its establishment,
                                           beginning in 1984; Director of
                                           the Distributor since 1981 and
                                           formerly Vice President or
                                           Secretary, 1981-1998; President
                                           and a Director, STCM Management
                                           Company, Inc., sponsor and
                                           investment adviser to Capital
                                           Cash Management Trust since
                                           1973; Trustee Emeritus,  Brown
                                           University and active in
                                           university, school and
                                           charitable organizations.

Diana P. Herrmann         Trustee since    President and Chief Operating      7                   None
New York, NY              2000 and         Officer of the Manager since
(02/25/58)                President        1997, a Director since 1984,
                          since 1999       Secretary since 1986 and
                                           previously its Executive Vice
                                           President, Senior Vice President
                                           or Vice President, 1986-1997;
                                           President, Senior Vice President
                                           or Executive Vice President of
                                           funds in the Aquilasm Group of
                                           Funds since 1986; Director of
                                           the Distributor since 1997;
                                           trustee, Reserve Money-Market
                                           Funds, 1999-2000 and Reserve
                                           Private Equity Series,
                                           1998-2000; active in mutual fund
                                           and trade organizations and in
                                           charitable and volunteer
                                           organizations.
Non-Interested
Trustees

Tucker Hart Adams         Trustee since    President, The Adams Group,        2      Director, Touch America,
Colorado Springs,         1989             Inc., an economic consulting              Colorado Health Facilities
CO                                         firm, since 1989; formerly Chief          Authority, Avista
(01/11/38)                                 Economist, United Banks of                Laboratories, Inc. and
                                           Colorado; currently or formerly           Mortgage Analysis Computer
                                           active with numerous                      Corp.
                                           professional and community
                                           organizations.

Gary C. Cornia            Trustee since    President, the National Tax        4                   None
Orem, UT                  2000             Association; Professor and Chair
(06/24/48)                                 of the Executive Committee, the
                                           International Center for Land
                                           Policy Studies and Training
                                           Institute, Taipei, Taiwan;
                                           formerly Associate Dean,
                                           Marriott School of Management,
                                           Brigham Young University,
                                           1991-2000; Chair, Utah
                                           Governor's Tax Review Committee
                                           since 1993; Faculty Associate,
                                           the Land Reform Training
                                           Institute, Taipei, Taiwan and
                                           The Lincoln Institute of Land
                                           Policy, Cambridge, Massachusetts.
                                           .
John C. Lucking           Trustee          President, Econ-Linc, an           2      Director, Sanu Resources
Phoenix, AZ               since 2000       economic consulting firm, since
(05/20/43)                                 1995; formerly Consulting
                                           Economist, Bank One Arizona and
                                           Chief Economist, Valley National
                                           Bank; member, Arizona's Joint
                                           Legislative Budget Committee
                                           Economic Advisory Panel and the
                                           Western Blue Chip Economic
                                           Forecast Panel; director,
                                           Northern Arizona University
                                           Investment Committee since 1997;
                                           member, various historical,
                                           civic and economic associations.

Anne J. Mills             Trustee since    President, Loring Consulting       5                   None
Castle Rock, CO           1987             Company since 2001; Vice
(12/23/38)                                 President for Business Affairs,
                                           Ottawa University, 1992-2001;
                                           IBM Corporation, 1965-1991;
                                           Budget Review Officer, the
                                           American Baptist Churches/USA,
                                           1994-1997; director, the
                                           American Baptist Foundation
                                           since 1985 and Trustee Emerita,
                                           Brown University.

J. William Weeks          Trustee since    Retired; limited partner and       3                   None
Palm Beach, FL            1995             investor in various real estate
(06/22/27)                                 partnerships since 1988;
                                           formerly Senior Vice President
                                           or Vice President of the Aquila
                                           Bond Funds; and Vice President
                                           of the Distributor.
Officers

James M. McCullough       Senior Vice      Senior Vice President or Vice      N/A                 N/A
Portland, OR (06/11/45)   President        President of Aquila Rocky
                          since 1999       Mountain Equity Fund and four
                                           Aquila Bond Funds; Senior Vice
                                           President of the Distributor
                                           since 2000; Director of Fixed
                                           Income Institutional Sales, CIBC
                                           Oppenheimer & Co. Inc., Seattle,
                                           WA, 1995-1999.

Jerry G. McGrew           Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)   President        since 1998, Registered Principal
                          since 1997       since 1993, Senior Vice
                                           President, 1997-1998 and Vice
                                           President, 1993-1997; Senior
                                           Vice President, Aquila Rocky
                                           Mountain Equity Fund and five
                                           Aquila Bond Funds and Vice
                                           President, Churchill Cash
                                           Reserves Trust, 1995-2001.

Emily T. Rae              Vice President   Vice President of Aquila Rocky     N/A                 N/A
Aurora, CO                since 2002       Mountain Equity Fund and
(03/02/74)                                 Tax-Free Fund of Colorado since
                                           2002; investment analyst,
                                           Colorado State Bank and Trust,
                                           2001-02; financial analyst, J.P.
                                           Morgan, 2000-01, senior
                                           registered associate,
                                           Kirkpatrick Pettis, 1998-2000;
                                           registered associate, FBS
                                           Investments (now U.S. Bancorp
                                           Piper Jaffray), 1997-98.
John T. Volk              Assistant Vice   Marketing representative for the   N/A                 N/A
New York, NY              President        Distributor since 1998; mutual
(04/15/71)                since 2002       fund services representative,
                                           Prudential Securities, 1996-98.
Rose F. Marotta           Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY              Financial        Aquilasm Group of Funds since
(05/08/24)                Officer since    1991 and Treasurer, 1981-1991;
                          1991             Treasurer and Director, STCM
                                           Management Company, Inc., since
                                           1974; Treasurer of the Manager
                                           since 1984 and of the
                                           Distributor, 1985-2000.

Joseph P. DiMaggio        Treasurer        Treasurer of the Aquilasm Group    N/A                 N/A
New York, NY              since 2000       of Funds and the Distributor
(11/06/56)                                 since 2000; Controller, Van Eck
                                           Global Funds, 1993-2000.

Edward M. W. Hines        Secretary        Partner, Hollyer Brady Smith &     N/A                 N/A
New York, NY              since 1987       Hines LLP, legal counsel to the
(12/16/39)                                 Fund, since 1989; Secretary of
                                           the Aquilasm Group of Funds.

Robert W. Anderson        Assistant        Compliance Officer of the          N/A                 N/A
New York, NY (08/23/40)   Secretary        Manager since 1998 and Assistant
                          since 2000       Secretary of the Aquilasm Group
                                           of Funds since 2000; trustee,
                                           Alpha Strategies Fund since
                                           July, 2002; Consultant, The
                                           Wadsworth Group, 1995-1998.

John M. Herndon           Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)   Secretary        Aquilasm Group of Funds since
                          since 1995       1995 and Vice President of the
                                           four Aquila Money-Market Funds
                                           since 1990; Vice President of
                                           the Manager since 1990.
Lori A. Vindigni         Assistant         Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer since   Aquilasm Group of Funds since
(11/02/66)               2000              2000; Assistant Vice President
                                           of the Manager since 1998; Fund
                                           Accountant for the Aquilasm
                                           Group of Funds, 1995-1998.


(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."

                       Securities Holdings of the Trustees
                                (as of 12/31/02)

Name of                                               Aggregate Dollar Range
Trustee                     Dollar Range of          Of Ownership in Aquilasm
                     Ownership in Tax-Free Fund of    Investment Companies
                              Colorado (1)            Overseen by Trustee (1)
Interested Trustees


Lacy B. Herrmann                    B                        E


Diana P. Herrmann                   B                        E


Non-interested Trustees

Tucker H. Adams                     B                        B
Gary C. Cornia                      B                        C
John C. Lucking                     C                        C
Anne J. Mills                       C                        D
J. William Weeks                    B                        C

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2002, the Fund paid a total of $80,469 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 12 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquilasm                 Trustee
Name          Fund                  Group of Funds           serves

Tucker H.
Adams             $8,300            $10,900                   2

Gary C.
Cornia            $8,050            $15,434                   4

John C.
Lucking           $8,050            $18,400                   2

Anne J.
Mills             $8,050            $35,600                   5

J. William
Weeks             $9,050            $21,850                   3


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of March 31, 2003, these funds had aggregate assets of approximately $3.8 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 2002 the Fund paid $1,052,845 in management fees.

     During the fiscal year ended December 31, 2002, $99,469 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,591 was retained by the Distributor. With respect to Class C Shares, during the same period, $38,264 was paid under Part II of the Plan and $12,755 was paid under the Fund's Shareholder Services Plan. Of these total payments of $51,019, the Distributor retained $4,474. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of twelve funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Tucker Hart Adams, Gary C. Cornia, John C. Lucking, Anne J. Mills and J. William Weeks. All of the members of the Committee are "independent" and are not "interested persons" of the Fund. The Committee (i) selects what firm of independent auditors will be the Fund's independent auditors (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of auditors is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund's last fiscal year.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP (KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Audit Committee (ratified by the Board of Trustees), including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2003. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2001 and 2002, and fees billed for other services rendered by KPMG.

                                             2001                2002

        Audit Fees:                        $17,000             $19,500

        Audit related fees                       0                   0

            Audit and audit related fees   $17,000             $19,500


        Tax fees(1)                        $ 7,328             $ 8,950

        All other fees                           0                   0

            Total                          $24,328             $28,450

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


     KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     The Audit Committee of the Fund's Board of Trustees, which consists of all independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending reappointment of it for the fiscal year ending December 31, 2003.

     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

     Approval requires the affirmative votes of a majority of the shares present.



                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 23, 2003

                                 PROXY STATEMENT


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THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                            Tax-Free Fund of Colorado


                   Proxy for Shareholder Meeting June 23, 2003
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Fund of Colorado (the "Fund") whose signature(s)appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Monday, June 23, 2003 at The Reserve, 351 South Jackson Street, Denver, CO, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2003


_________________________________
 Signature(s) (SIGN WITHIN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

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please fold and detach card at perforation before MAILING
Tax-Free Fund of Colorado

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

     1)Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia; 4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7) J. William Weeks

                  * interested Trustees

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT


__________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.


[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors
                            (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.
                                                          __
I plan to attend the annual meeting  in Denver           [__]

                                                          __
I plan to attend the outreach meeting in Grand Junction  [__]

For address changes and/or comments, please check this box and write them on the
front where indicated.                _
                                     [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

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